Exhibit 99.1

Leafly Welcomes New General Counsel Kimberly Boler

New York-based attorney brings more than 20 years of legal experience working with public and consumer-facing businesses in highly regulated industries

SEATTLE, WA (October 7, 2021) – Leafly Holdings, Inc. (“Leafly”), one of the world’s leading cannabis discovery marketplaces, today announced that Kimberly Boler will join Leafly as its new General Counsel, leading the company’s regulatory, legal and compliance function, as well as heading up policy and government relations.

Kimberly brings more than 20 years of experience advising public and private consumer-facing companies in highly regulated industries, including American International Group, Inc. (AIG) and Aria Energy. She joins Leafly following the announcement that the company will go public through a business combination (the “Business Combination”) with Merida Merger Corp. I (NASDAQ: MCMJ) (“Merida”).

As General Counsel of Leafly, Kimberly will be leading regulatory, legal and advocacy efforts to support Leafly’s market expansion.

“Leafly is a trusted brand in cannabis because of the value it has placed on supporting the legal market and championing compliance within the rapidly-changing cannabis industry. As Leafly enters the next era of growth, I am thrilled to bring my experience to the table as General Counsel so that we can navigate a challenging regulatory environment to create opportunity for ourselves and the cannabis businesses that use Leafly every day,” Kimberly said.

“As the former Leafly General Counsel, I know firsthand that the cannabis industry requires a sharp eye for strategy and a deep understanding of how to translate a complex, ever-changing policy environment into opportunity. The depth and breadth of Kimberly’s legal experience working with consumer-facing businesses in highly regulated industries is the leadership needed to help us expand Leafly’s reputation as the most trusted marketplace in cannabis,” said Leafly CEO Yoko Miyashita.

Kimberly’s highly regulated industry experience includes Assistant General Counsel and V.P. of Investment Governance of American International Group, Inc. (AIG) and General Counsel of Aria Energy. She also has served most recently as V.P. Corporate Law at Patriarch Partners, LLC. Her private practice experience includes Simpson Thacher & Bartlett LLP and Duane Morris LLP. Kimberly received her J.D., with honors, from Columbia University School of Law and a B.A. in Psychology from Harvard College.

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ABOUT LEAFLY

Cannabis discovery marketplace Leafly aims to help more than 125 million people discover cannabis this year. Our powerful ecommerce tools help shoppers make informed purchase decisions and empower cannabis businesses to attract and retain loyal customers through advertising and technology services. Learn more at Leafly.com or download the Leafly mobile app through Apple’s App Store or Google Play.

Cautionary Note Regarding Forward Looking Statements

This document includes “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). Merida’s and Leafly’s actual results may differ from its expectations, estimates and projections and consequently, you should not place undue reliance on these forward-looking statements as predictions of future events. These forward-looking statements generally are identified by the words “aspire,” “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “will be,” “will continue,” “will likely result,” “could,” “should,” “believe(s),” “predicts,” “potential,” “continue,” “future,” “opportunity,” “strategy,” and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Merida or Leafly management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Factors that may cause such differences include, but are not limited to: (a) the risk that the benefits of the Business Combination may not be realized; (b) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Merida’s securities; (c) the failure to satisfy the conditions to the consummation of the Business Combination, including the failure of Merida’s stockholders to approve and adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 9, 2021 and amended on September 8, 2021, by and among Merida, Merida Merger Sub, Inc., a Washington corporation and wholly-owned subsidiary of Merida, Merida Merger Sub II, LLC, a Washington limited liability company and wholly-owned subsidiary of Merida, and Leafly or the failure of Merida to satisfy the Minimum Cash Condition (as defined in the Merger Agreement) following redemptions by its stockholders; (d) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (e) the outcome of any legal proceedings that may be initiated following announcement of the Business Combination; (f) the combined company’s continued listing on Nasdaq; (g) the risk that the proposed transaction disrupts current plans and operations of Leafly as a result of the announcement and consummation of the Business Combination; (h) costs related to the Business Combination; changes in applicable laws or regulations; (i) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (j) the impact of COVID-19 or other adverse public health developments; and (k) other risks and uncertainties that are detailed in Merida’s Registration Statement on Form S-4 (the “Registration Statement”) and as indicated from time to time in Merida’s other filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Merida and Leafly caution that the foregoing list of factors is not exclusive. Merida and Leafly caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Merida nor Leafly undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Disclaimer

This document is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transaction and does not constitute an offer to sell, buy, or exchange or the solicitation of an offer to sell, buy, or exchange any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, purchase, or exchange of securities or solicitation of any vote or approval in any jurisdiction in contravention of applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction between Merida and Leafly, Merida has filed with the SEC the Registration Statement. Merida plans to mail the definitive proxy statement/prospectus/consent solicitation statement included in the Registration Statement to its stockholders in connection with the Business Combination. INVESTORS AND SECURITYHOLDERS OF MERIDA ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS/CONSENT SOLICITATION STATEMENT (AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LEAFLY, MERIDA, THE TRANSACTIONS AND RELATED MATTERS. Investors and securityholders will be able to obtain free copies of the Registration Statement (when available) and other documents filed with the SEC by Merida through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Merida, Leafly, and certain of their respective directors, executive officers, and employees may be considered to be participants in the solicitation of proxies in connection with the Business Combination. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Merida in connection with the Business Combination, including a description of their respective direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement described above when it is filed with the SEC. Additional information regarding Merida’s directors and executive officers can also be found in Merida’s final prospectus dated November 4, 2019 and filed with the SEC on November 5, 2019. These documents are available free of charge as described above.

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